UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2010

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW
New Prague, MN  56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2010, Dr. Noel D. Collis notified the Board of Directors of Electromed, Inc. (the “Company”) of his resignation from the Board, effective immediately. Dr. Collis was Chairman of the Nominating and Corporate Governance Committee.

In his letter of resignation, which is attached to this Current Report as Exhibit 17.1 and is incorporated by reference herein, Dr. Collis raised concerns regarding the Company’s marketing strategy, disclosure of expenses and his access to information. The Company’s Audit Committee and continuing members of the Board believe that the concerns raised by Dr. Collis in his letter of resignation are without merit and that appropriate responses have been taken to keep Dr. Collis informed with respect to the Company’s operations, policies and practices. The Company strongly encourages investors to review the information about the Company contained in its filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended June 30, 2010, as well as its other periodic and current reports filed pursuant to the Securities Exchange Act of 1934, as amended.

The Company intends to provide Dr. Collis with a copy of the disclosure that it is making in response to this Item 5.02 no later than the date this Current Report is filed with the Securities and Exchange Commission, and will provide Dr. Collis with the opportunity to furnish the Company a letter stating whether he agrees with the statements made in this Current Report. The Company will file an amendment to this Current Report to include any letter received from Dr. Collis in response to such disclosure.

The Company intends to appoint a director at a future date who satisfies the definition of independence as set forth under the applicable regulations of the SEC and the Nasdaq Capital Market. Until such appointment, the Company intends to rely on Nasdaq Rule 5615(b)(1), which provides a twelve-month phase-in period for a company listing in connection with its initial public offering, to satisfy the Nasdaq Capital Market requirement that its Board be comprised of a majority of independent directors.

Item 9.01	Financial Statements and Exhibits

	(a)	Financial statements: None.

	(b)	Pro forma financial information: None.

	(c)	Shell company transactions: None

	(d)	Exhibits:
		17.1	Letter of Resignation submitted November 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electromed, Inc.

Date: November 19, 2010	By	/s/ Terry M. Belford
		Name:	Terry M. Belford
		Title:	Chief Financial Officer

EXHIBIT INDEX

Electromed, Inc.
Form 8-K Current Report

Exhibit
Number	Description
17.1	Letter of Resignation submitted November 15, 2010